                                                                   EXHIBIT 99(b)

                         NOTICE OF GUARANTEED DELIVERY

                               OFFER TO EXCHANGE
                 9% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                          FOR ANY AND ALL OUTSTANDING
                 9% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
                                       OF

                             DENBURY RESOURCES INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (1) Certificates for the 9% Series B Senior Subordinated Notes due 2008 (the "Old Notes") of Denbury Resources Inc., a Delaware corporation (the "Company"), being tendered are not immediately available, or (2) time will not permit the Old Notes, the Letter of Transmittal or any other required documents to be delivered to The Chase Manhattan Bank (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the expiration date referred to in the Prospectus defined below or (3) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or by facsimile transmission, to the Exchange Agent at the address set forth below. See "The Exchange
Offer -- Procedures for Tendering" in the Prospectus.

                 The Exchange Agent For The Exchange Offer Is:

                            THE CHASE MANHATTAN BANK

      By Hand, Overnight Courier or                  Facsimile Transmissions
      Registered or Certified Mail:               (Eligible Institutions Only):
        The Chase Manhattan Bank                         (214) 468-6228
      2001 Bryan Street, 9th Floor
           Dallas, Texas 75201                      To Confirm Receipt Call:
          Attn: Mr. Frank Ivins                          (214) 468-6228

                         For Questions or Information Call:
                                 Ms. Mauri J. Cowen
                                   (713) 216-6686

                             ---------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Denbury Resources Inc. (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated
          , (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of the Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering."

Aggregate principal
amount tendered*: $
                   -------------------------------------------------------------

Certificate No(s).
of Old Notes
(if available):
               -----------------------------------------------------------------

Aggregate principal
amount represented by the
Old Notes Certificate(s): $
                           -----------------------------------------------------
---------------
* Must be in integral multiples of $1,000.

IF THE OLD NOTES WILL BE TENDERED BY
BOOK-ENTRY TRANSFER, PLEASE PROVIDE THE
FOLLOWING INFORMATION:

DTC Account Number:
                   -------------------------------------------------------------

Please print the following information:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       (Name(s) of Registered Holder(s))


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   (Address)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             (City, State and Zip)


--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

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
x    -----------------------------------------    -----------------------------------------


x    -----------------------------------------    -----------------------------------------
           (Signature(s) of Owner(s) or                            (Date)
               Authorized Signatory)

                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC") pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or, instead, Agent's Message) and any other required documents within three New York Stock Exchange trading days after the date of the execution of this Notice of Guaranteed Delivery.


---------------------------------------------    ---------------------------------------------
                Name of Firm                                 Authorized Signature

---------------------------------------------    ---------------------------------------------
                   Address                                           Title

---------------------------------------------    ---------------------------------------------
                  Zip Code                                    Type or Print Name

---------------------------------------------    ---------------------------------------------
       Area Code and Telephone Number                                Date

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH THE LETTER OF TRANSMITTAL.

                                        3